Page 24 of 26 Pages

                                                                    EXHIBIT 1

                              JOINT ACQUISITION STATEMENT
                              PURSUANT TO RULE 13d-1(f)(1)
                              ____________________________

     The undersigned acknowledge and agree that the foregoing

statement on Schedule 13D is filed on behalf of each of the

undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the

undersigned without the necessity of filing additional joint acquisition statements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments,

and for the completeness and accuracy of the information

concerning him or it contained therein, but shall not be

responsible for the completeness and accuracy of the information

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                                                           Page 25 of 26 Pages

concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


Dated:  May 23, 1997
                                    BRAHMAN PARTNERS II, L.P.

                                    By:  BRAHMAN MANAGEMENT, L.L.C.


                                    By:/s/ Peter A. Hochfelder
                                       Name:  Peter A. Hochfelder
                                       Title:  Managing Member


                                    BRAHMAN INSTITUTIONAL PARTNERS, L.P.

                                    By:  BRAHMAN MANAGEMENT, L.L.C.


                                    By:/s/ Peter A. Hochfelder
                                       Name:  Peter A. Hochfelder
                                       Title:  Managing Member


                                    BY PARTNERS, L.P.

                                    By:  BRAHMAN MANAGEMENT, L.L.C.


                                    By:/s/ Peter A. Hochfelder
                                       Name:  Peter A. Hochfelder
                                       Title:  Managing Member


                                    BRAHMAN MANAGEMENT, L.L.C.


                                    By:/s/ Peter A. Hochfelder
                                       Name:  Peter A. Hochfelder
                                       Title:  Managing Member

                                                           Page 26 of 26 Pages

                                    BRAHMAN CAPITAL CORP.


                                    By:/s/ Peter A. Hochfelder
                                       Name:  Peter A. Hochfelder
                                       Title:  President


                                    /s/ Peter A. Hochfelder
                                          Peter A. Hochfelder


                                    /s/ Robert J. Sobel
                                          Robert J. Sobel


                                    /s/ Mitchell A. Kuflik
                                          Mitchell A. Kuflik